Divestiture of a Subsidiary	12 Months Ended
Sep. 30, 2011
Divestiture of a Subsidiary [Abstract]
Divestiture of a Subsidiary

Note 16 —	Divestiture of a Subsidiary

In April 2010, the Company divested an 81% majority stake in Longshine Information Technology Company Ltd., its Chinese subsidiary acquired in 2005, to a newly formed and locally-managed entity, Longshine Technology Holding, Ltd. for approximately $26,730. The Company divested its stake after the market dynamics in China did not evolve as it had anticipated and the Company believed the divestiture would enable it to better focus its efforts on service provider opportunities in China with the Company’s CES 8 portfolio. The Company retains a minority interest in Longshine, which is accounted using the cost method. In connection with the divestiture, during fiscal 2010, the Company recorded a loss of $23,399. The loss has been reflected in interest and other expense, net.